SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12


                        BIO-REFERENCE LABORATORIES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

   1)    Title of each class of securities to which transaction applies:

                                       N/A
         -----------------------------------------------------------------------

   2)    Aggregate number of securities to which transaction applies:

                                       N/A
         -----------------------------------------------------------------------

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(i)

                                       N/A
         -----------------------------------------------------------------------

   4)    Proposed maximum aggregate value of transaction:

                                       N/A
         -----------------------------------------------------------------------

   5) Set forth the amount on which the filing fee is calculated and state how it was determined.

                                       N/A
         -----------------------------------------------------------------------

         [_]   Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

         1)    Amount Previously Paid:

                                       N/A
         -----------------------------------------------------------------------

         2)    Form, Schedule or Registration Statement No.

                                       N/A
         -----------------------------------------------------------------------

         3)    Filing Party:

                                       N/A
         -----------------------------------------------------------------------

         4)    Date Filed:

                                       N/A
         -----------------------------------------------------------------------

                        BIO-REFERENCE LABORATORIES, INC.
                            481 EDWARD H. ROSS DRIVE
                         ELMWOOD PARK, NEW JERSEY 07407
                                  201-791-2600

                                 ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  JULY 31, 2003

                                 ---------------

      The annual meeting of the stockholders of Bio-Reference Laboratories, Inc. (the "Company") will be held at the Sheraton Crossroads Hotel, Crossroads Corporate Center, Route 17 North, Mahwah, New Jersey 07495-0001, on Thursday, July 31, 2003 at 9:00 A.M. local time, for the purpose of considering and acting on the following matters:

      1. Election of two directors to the Company's Board of Directors, each to serve for a term of three years and until his successor is duly elected and qualified (Proposal One).

      2. Amendment of the Company's Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock, $.01 par value, from 18,333,333 shares to 35,000,000 shares (Proposal
            Two).

      3. Ratification of Adoption of the 2003 Employee Incentive Stock Option Plan (Proposal Three).

      4. Such other business as may properly be brought before the meeting or any adjournment thereof.

      Pursuant to the provisions of the By-Laws, the Board of Directors has fixed the close of business on Tuesday, June 17, 2003 as the record date for determining the stockholders of the Company entitled to notice of, and to vote at the meeting or any adjournment thereof.

      Stockholders who do not expect to be present in person at the meeting are urged to date and sign the enclosed proxy and promptly mail it in the accompanying postage-paid envelope.

                                              By Order of the Board of Directors


                                                        Marc D. Grodman
                                                           PRESIDENT

Dated: June 18, 2003

      PLEASE COMPLETE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING BUT WILL, HOWEVER, HELP TO ASSURE A QUORUM AND AVOID ADDED PROXY SOLICITATION COSTS.

                        BIO-REFERENCE LABORATORIES, INC.
                            481 EDWARD H. ROSS DRIVE
                         ELMWOOD PARK, NEW JERSEY 07407
                                  201-791-2600

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 31, 2003

                                 ---------------

      This Proxy Statement of Bio-Reference Laboratories, Inc., a New Jersey corporation (the "Company") is first being mailed to Stockholders on or about June 25, 2003 in connection with the solicitation of proxies by the Company's Board of Directors to be used at the Annual Meeting of Stockholders of the Company to be held on Thursday, July 31, 2003 at 9:00 A.M. (local time) at the Sheraton Crossroads Hotel, Crossroads Corporate Center, Route 17 North, Mahwah, New Jersey 07495-0001. Accompanying this Proxy Statement is a Notice of Annual Meeting of Stockholders, a form of Proxy, a copy of the Company's 2002 Annual Report and a copy of the Company's Quarterly Report on Form 10-Q for the quarter ended April 30, 2003 as filed with the Securities and Exchange Commission, each containing financial statements and related data.

      All proxies which are properly filled in, signed and returned to the Company prior to or at the Meeting will be voted in accordance with the instructions thereon. A proxy may be revoked by any stockholder giving the same prior to the exercise thereof by (a) written notice addressed to the Company's Chief Information Officer and delivered to the Company's principal offices prior to the commencement of the Meeting, (b) providing a signed proxy bearing a later date, or (c) appearing in person and voting at the Meeting. The Company intends to vote executed but unmarked proxies in favor of Proposals One, Two and Three. Broker non-votes will be counted for purposes of determining a quorum but otherwise will be considered not represented with regard to voting on any matter with respect to which there is a broker non-vote. The Board has fixed the close of business on Tuesday, June 17, 2003 as the record date for the determination of stockholders who are entitled to notice of, and to vote at the meeting or any adjournment thereof.

      The expenses of preparing, assembling, printing and mailing the form of proxy and the material used in solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, the Company may utilize the services of some of its officers and regular employees (who will receive no additional compensation therefore) to solicit proxies personally, and by telephone. The Company has requested banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies and will reimburse such persons for their services in doing so. The cost of such additional solicitation incurred otherwise than by use of the mails is estimated not to exceed $10,000.

      At the record date, the Company had 11,429,783 shares of its Common Stock, $.01 par value (the "Common Stock") and 604,078 shares of its Series A Senior Preferred Stock ("Series A Preferred Stock") outstanding, the holders of which are each entitled to one vote per share. The presence in person or by proxy of at least a majority of the outstanding Common Stock and Series A Preferred Stock voting together as one class is necessary to constitute a quorum at the meeting. Election of directors (Proposal One), and ratification of the adoption of the 2003 Employee Incentive Stock Option Plan (Proposal Three) each requires the affirmative vote of a majority of the votes cast on the Proposal by the holders of Common Stock and Series A Preferred Stock voting together as one class present in person or by proxy at the meeting. Approval of the amendment to the Company's Certificate of Incorporation, as amended (Proposal Two) requires the affirmative vote of a majority of the outstanding shares of Common Stock and Series A Preferred Stock voting together as one class.

      The following table sets forth information as of June 17, 2003 with respect to the ownership of Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of its outstanding Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company, and
(iv) all directors and executive officers as a group. The percentages have been calculated on the basis of treating as outstanding for a particular holder, all shares of Common Stock outstanding on said date owned by such holder and all shares of Common Stock issuable to such holder in the event of exercise or conversion of outstanding options, warrants and convertible securities including Series A Preferred Stock owned by such holder at said date which are exercisable or convertible within 60 days of such date.

NAME AND ADDRESS OF
BENEFICIAL OWNER
-------------------                                       SHARES OF
DIRECTORS AND                                            COMMON STOCK                   PERCENTAGE
EXECUTIVE OFFICERS*                                  BENEFICIALLY OWNED(1)               OWNERSHIP
-------------------                                  ---------------------              ----------
   Marc D. Grodman(2) ............................        1,677,746                         14%
   Morton L. Topfer(3) ...........................        1,527,200                         13%
   Howard Dubinett(4) ............................          481,001                          4%
   Sam Singer(5) .................................          347,667                          3%
   Gary Lederman(6) ..............................           37,200                         --
   John Roglieri(7) ..............................           68,667                          1%
   Executive Officers ............................        4,139,481                         34%
   and Directors as a group
   (six persons)(2)(3)(4)(5)(6)(7)

----------
* The address of all of the Company's directors and executive officers is c/o the Company, 481 Edward H. Ross Drive, Elmwood Park, New Jersey 07407.

(1) Except as otherwise noted, each holder named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned.

(2) Includes 900,001 shares owned directly, 549,678 shares issuable upon conversion of Series A Preferred Stock and 4,000 shares issuable upon exercise of options. Also includes 121,667 shares owned directly and 54,400 shares issuable upon conversion of Series A Preferred Stock owned by Dr. Grodman's wife, Pam Grodman, and 48,000 shares owned by their minor children. Dr. Grodman disclaims beneficial ownership of these 224,067 shares.

(3) Includes an aggregate 1,515,200 shares owned individually or by CastleTop Capital Management, LP of which Morton L. Topfer is the Managing Director; and 12,000 shares issuable upon exercise of options.

(4) Includes 263,667 shares owned directly, and 217,334 shares issuable upon exercise of options.

(5) Includes 337,667 shares owned directly, 4,000 shares issuable upon exercise of options and 6,000 shares owned by children who share Mr.
      Singer's household. Mr. Singer disclaims beneficial ownership of these 6,000 shares.

(6) Includes 25,200 shares owned directly and 12,000 shares issuable upon exercise of options.

(7) Includes 56,667 shares owned directly and 12,000 shares issuable upon exercise of options.

      The Company's executive officers and directors and members of their immediate families owning and having the right to vote an aggregate 3,877,646 shares (32%) of the Company's outstanding Common Stock and Series A Preferred Stock on a combined basis have stated their intention to vote their shares FOR the nominees for election as directors (Proposal One); FOR the amendment to the Company's Certificate of Incorporation, as amended (Proposal Two) and FOR ratification of the adoption of the 2003 Employee Incentive Stock Option Plan (Proposal Three).

                        ACTION TO BE TAKEN AT THE MEETING

                              ELECTION OF DIRECTORS
                                 (PROPOSAL ONE)

      The number of directors on the Company's Board of Directors is currently fixed at six. The Company's Certificate of Incorporation divides the Board of Directors into three classes. The members of each class of directors serve for staggered three-year terms. The Board is comprised of two Class I directors (Mr. Dubinett and Dr. Grodman), two Class II directors (Mr. Singer and Mr. Topfer) and two Class III directors (Mr. Lederman and Dr. Roglieri), whose terms expire upon the election and qualification of their successors at successive Annual Meetings to be held in 2003, 2004 and 2005 respectively. At each Annual Meeting of Stockholders, two directors comprising one class are elected for a full term of three years.

      Mr. Lederman and Dr. Roglieri (current Class III directors) are being proposed for re-election at this Annual Meeting of Stockholders, each to serve for a three-year term and until his successor is elected and qualifies. The shares represented by proxies will be voted in favor of the election as directors of Mr. Lederman and Dr. Roglieri who are the nominees of the Board of Directors for election, and authority to vote for their election as Class III directors shall be deemed granted unless specifically withheld. Management has no reason to believe that either or both of such nominees for the office of director will not be available for election as a director. However, should either or both of them become unwilling or unable to accept nomination for election, it is intended that the individuals named in the enclosed proxy may vote for the election of such other person or persons as the Board of Directors may recommend. The Company does not have a Nominating Committee. During the twelve month period ended October 31, 2002, the Company's Board of Directors held a total of four meetings.

      The following table sets forth certain information with respect to each of the directors and executive officers of the Company.

          NAME                  AGE      POSITION
          ----                  ---      --------

Marc D. Grodman, M.D. ........  51       Chairman of the Board, President,
                                           Chief Executive Officer and Director
Morton L. Topfer (a)(d) ......  66       Vice Chairman of the Board and Director
Howard Dubinett ..............  51       Executive Vice President, Chief
                                           Operating Officer and Director
Sam Singer ...................  59       Vice President, Chief Financial
                                            Officer, Chief Accounting Officer
                                            and Director
Gary Lederman, Esq. (b)(c) ...  69       Director
John Roglieri, M.D. (a)(c) ...  63       Director

----------
(a)   Member of the Audit Committee
(b)   Chairman of the Audit Committee
(c)   Member of the Compensation Committee
(d)   Chairman of the Compensation Committee

      The Audit Committee is comprised of three non-employee members of the Board of Directors, Gary Lederman (Chairman), John Roglieri and Morton L. Topfer. The Board of Directors deems each such individual as "independent" as defined in National Association of Securities Dealers Marketplace Rule 4200(a)(14). The Audit Committee met four times during fiscal year 2002. The Audit Committee confers with the Company's auditors and reviews, evaluates and advises the Board of Directors concerning the adequacy of the Company's accounting systems, its financial reporting practices, the maintenance of its books and records and its internal controls. In addition, the Audit Committee reviews the scope of the audit of the Company's financial statements and the results thereof. See the Audit Committee Report herein.

      The Compensation Committee is comprised of three non-employee members of the Board of Directors, Morton L. Topfer (Chairman), Gary Lederman and John Roglieri. The Compensation Committee met once during fiscal year 2002. The Compensation Committee reviews salaries, cash bonuses and compensation plans for the Company's executive officers and eligible employees and makes recommendations concerning same to the Board of Directors.

      The Company does not have an Executive Committee. Officers are elected by and hold office at the discretion of the Board of Directors.

      The following is a brief account of the business experience of each director including each nominee for director of the Company.

      Marc D. Grodman, M.D. founded the Company in December 1981 and has been its Chairman of the Board, President, Chief Executive Officer and a Director since its formation. Dr. Grodman is an Assistant Professor of Clinical Medicine at Columbia University's College of Physicians and Surgeons and Assistant Attending Physician at Presbyterian Hospital, New York City. From 1980 to 1983, Dr. Grodman attended the Kennedy School of Government at Harvard University and was a Primary Care Clinical Fellow at Massachusetts General Hospital. From 1982 to 1984, he was a medical consultant to the Metal Trades Department of the AFL-CIO. Dr. Grodman received a B.A. degree from the University of Pennsylvania in 1973 and an M.D. degree from Columbia University College of Physicians and Surgeons in 1977. Except for his part time duties as Assistant Professor of Clinical Medicine and Assistant Attending Physician at Columbia University and Presbyterian Hospital and his rendering of medical services on a part time basis to the Uniformed Firefighters Association of New York City, Dr. Grodman devotes all of his working time to the business of the Company.

      Morton L. Topfer became a Director in May 2001 and Vice Chairman of the Board in March 2002. Mr. Topfer, who holds a bachelor's degree in physics from Brooklyn College, was awarded an honorary doctorate in engineering from Polytechnic Institute of New York in June 2000. At the present time, Mr. Topfer is principally engaged as the Managing Director of Castletop Capital Management, L.P., a private investment company located in Austin, Texas. Mr. Topfer also currently serves as a member of the board of directors of Dell Corporation ("Dell"). From 1999 to 2002, he also served as counselor to Dell's Chief
Executive Officer, a position to which he was elected in December 1999. Prior thereto, Mr. Topfer served as Dell's vice chairman for five years. In that position, Mr. Topfer shared the office of Chief Executive Officer with Michael
S. Dell, Dell's chairman and CEO and Kevin B. Rollins, Dell's vice chairman. Prior to joining Dell in May 1994, Mr. Topfer served as corporate executive vice president of Motorola, Inc. and president of Motorola's Land Mobile Products Sector. Mr. Topfer was employed in various managerial and executive capacities during his 23 year career at Motorola. Before joining Motorola in 1971, Mr.
Topfer spent eleven years with RCA Laboratories in various research and development management positions. In July 1996, Mr. Topfer was conferred the Darjah Johan Negeri Penang State Award by the Governor of Penang for his contributions to the development of the electronics industry in Malaysia. In addition to his serving as a director of the Company and of Dell, Mr. Topfer also currently serves as chairman of the board and as a director of one other publicly owned corporation, Measurement Specialties, Inc., a Fairfield, New Jersey manufacturer of pressure transducers and certain consumer products.

      Howard Dubinett has been the Executive Vice-President and Chief Operating Officer of the Company since its formation in 1981. He became a Director of the Company in April 1986. Mr. Dubinett attended Rutgers University. Mr. Dubinett devotes all of his working time to the business of the Company.

      Sam Singer has been the Company's Vice President and Chief Financial Officer since October 1987 and a Director since November 1989. He is responsible for all of the Company's financial activities. Mr. Singer was the Controller for Sycomm Systems Corporation, a data processing and management consulting company, from 1981 to 1987, prior to joining the Company. He received a B.A. degree from Strayer University and an M.B.A. from Rutgers University. Mr. Singer devotes all of his working time to the business of the Company.

      Gary Lederman, Esq. became a Director of the Company in May 1997. He received his B.A. degree from Brooklyn College in 1954 and his J.D. degree from NYU Law School in 1957. He was manager of Locals 370, 491 and 662 of the U.F.C.W. International Union from 1961 to 1985. He is retired from the unions and has been a lecturer at Queensboro Community College in the field of insurance. He currently serves on an institutional review board for RTL, a pharmaceutical drug testing laboratory.

      John Roglieri, M.D. became a Director of the Company in September 1995. He is an Assistant Professor of Clinical Medicine at Columbia University's College of Physicians and Surgeons and an Assistant Attending Physician at Presbyterian Hospital, New York City. Dr. Roglieri received a B.S. degree in Chemical Engineering and a B.A. degree in Applied Sciences from Lehigh University in 1960, an M.D. degree from Harvard Medical School in 1966, and a Master's degree from Columbia University School of Business in 1978. From 1969 until 1971, he was a Senior Assistant Surgeon in the U.S. Public Health Service in Washington. From 1971 until 1973 he was a Clinical and Research Fellow at Massachusetts General Hospital. From 1973 until 1975, he was Director of the Robert Wood
Johnson Clinical Scholars program at Columbia University. In 1975 he was appointed Vice-President, Ambulatory Services at Presbyterian Hospital, a position which he held until 1980. Since 1980, he has maintained a private practice of internal medicine at Columbia-Presbyterian Medical Center. From 1988 until 1992, he was also Director of the Employee Health Service at Presbyterian Hospital. From 1992 through 1999, Dr. Roglieri was the Corporate Medical
Director of NYLCare, a managed care subsidiary of New York Life. Dr. Roglieri was chief medical officer of Physician WebLink, a national physician practice management company, from 1999 to 2000. Since 2001, he has been Medical Director for New York Life Insurance Company in Manhattan. He is a member of advisory boards to several pharmaceutical companies, a member of the Editorial Advisory Board of the journals Managed Care and Seminars in Medical Practice, and is a subject of biographical record in Who's Who in America.

      There are no family relationships between or among any directors or executive officers of Bio-Reference Laboratories. The Company's Certificate of Incorporation provides for a staggered Board of Directors pursuant to which the Board is divided into three classes of directors and the members of only one class or one-third of the Board are elected each year to serve a three-year term. Officers are elected by and hold office at the discretion of the Board of Directors.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

      Based solely on a review of Forms 3 and 4 and any amendments thereto furnished to the Company pursuant to Rule 16a-3(e) under the Securities Exchange Act of 1934, or representations that no Forms 5 were required, the Company believes that with respect to fiscal 2002, its officers, directors and beneficial owners of more than 10% of its equity securities timely complied with all applicable Section 16(a) filing requirements.

                  INFORMATION REGARDING EXECUTIVE COMPENSATION

      The following table sets forth information concerning the compensation paid or accrued by the Company during the year ended October 31, 2002 to its Chief Executive Officer and its other executive officers who were serving as executive officers of the Company on October 31, 2002. All of the Company's group life, health, hospitalization or medical reimbursement plans, if any, do not discriminate in scope, terms or operation in favor of the executive officers or directors of the Company and are generally available to all salaried employees.

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM
                                         ANNUAL COMPENSATION                        COMPENSATION
                                   -----------------------------   ---------------------------------------------
                                                         OTHER
                          YEAR                           ANNUAL    RESTRICTED
NAME AND                  ENDED                          COMPEN-      STOCK      OPTIONS     LTIP    ALL OTHER
PRINCIPAL POSITION        10/31    SALARY      BONUS     SATION      AWARDS      (SARS)    PAYOUTS  COMPENSATION
------------------        -----    ------      -----     -------   ----------    -------   -------  ------------
Marc D. Grodman M.D.      2002    $470,000   $125,000     $-0-         -0-        4,000      $-0-       $-0-
President and Chief       2001    $415,921   $125,000     $-0-         -0-         -0-       $-0-       $-0-
Executive Officer         2000    $366,921   $125,000     $-0-         -0-         -0-       $-0-       $-0-

Howard Dubinett           2002    $191,700   $ 60,000     $-0-         -0-        4,000      $-0-       $-0-
Executive Vice            2001    $182,004   $ 60,000     $-0-         -0-         -0-       $-0-       $-0-
President and Chief       2000    $160,004   $ 60,000     $-0-         -0-         -0-       $-0-       $-0-
Operating Officer

Sam Singer
Vice President and        2002    $180,300   $ 60,000     $-0-         -0-        4,000      $-0-       $-0-
Chief Financial and       2001    $171,004   $ 60,000     $-0-         -0-         -0-       $-0-       $-0-
Accounting Officer        2000    $160,004   $ 60,000     $-0-         -0-         -0-       $-0-       $-0-

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

      Dr. Grodman serves as President and Chief Executive Officer pursuant to a seven-year employment agreement which expires on October 31, 2004. Dr. Grodman's minimum annual compensation under the agreement ($395,000) is subject to increases based on increases in the Consumer Price Index as well as to increases (including bonuses) at the discretion of the Compensation Committee. The agreement provides (i) typical health insurance coverage and $4,000,000 face amount of "split dollar" life insurance insuring Dr. Grodman's life and payable to his estate (excluding benefits required to be paid to the Company pursuant to the split dollar plan) (ii) the leasing of an automobile for his use; (iii) participation in fringe benefit, bonus, pension, profit sharing, and similar plans maintained for the Company's employees; (iv) disability benefits; (v) certain termination benefits; and (vi) in the event of termination due to a change in control of the Company, a severance payment equal to 2.99 times Dr. Grodman's average annual compensation during the preceding five years. See "Split Dollar Insurance" as to the suspension of premium payments with respect to Dr. Grodman's "split dollar" life insurance.

      Mr. Dubinett serves as Executive Vice President and Chief Operating Officer pursuant to a five-year employment agreement which was extended in fiscal 2002 for two additional years beyond its October 31, 2002 termination date. Mr. Dubinett's minimum annual compensation under the extended agreement is equal to his annual compensation in fiscal 2002 and is subject to increases based on increases in the Consumer Price Index as well as to increases
(including bonuses) at the discretion of the Compensation Committee. The agreement provides (i) typical health insurance coverage and $1,100,000 face amount of "split dollar" life insurance insuring Mr. Dubinett's life and payable to his estate (excluding benefits required to be paid to the Company pursuant to the split dollar plan); (ii) the leasing of an automobile for his use; (iii) participation in fringe benefit, bonus, pension, profit sharing, and similar plans maintained for the Company's employees; (iv) disability benefits; (v) certain termination benefits; and (vi) in the event of termination due to a change in control of the Company, a severance payment equal to 2.99 times Mr. Dubinett's average annual compensation during the preceding five years. The Company has the option to extend the extension period of the employment agreement on the same terms and conditions for up to an additional two years through October 31, 2006. See "Split Dollar Insurance" as to the suspension of premium payments with respect to Mr. Dubinett's "split dollar" life insurance.

      Mr. Singer serves as Vice President and Chief Financial Officer pursuant to a five-year employment agreement which was extended in fiscal 2002 for two additional years beyond its October 31, 2002 termination date. Mr. Singer's minimum annual compensation under the extended agreement is equal to his annual compensation in fiscal 2002 and is subject to increases based on increases in the Consumer Price Index as well as to increases (including bonuses) at the discretion of the Compensation Committee. The agreement provides (i) typical health insurance coverage and $800,000 face amount of "split dollar" life insurance insuring Mr. Singer's life and payable to his estate (excluding benefits required to be paid to the Company pursuant to the split dollar plan); (ii) the leasing of an automobile for his use; (iii) participation in fringe benefit, bonus, pension, profit sharing, and similar plans maintained for the Company's employees; (iv) disability benefits; (v) certain termination benefits; and (vi) in the event of termination due to a change in control of the Company, a severance payment equal to 2.99 times Mr. Singer's average annual compensation during the preceding five years. The Company has the option to extend the extension period of the employment agreement on the same terms and conditions for up to an additional two years through October 31, 2006. See "Split Dollar Insurance" as to the suspension of premium payments with respect to Mr. Singer's "split dollar" life insurance.

SPLIT DOLLAR INSURANCE

      The Company established "split dollar" insurance programs for each of its three Named Executive Officers and paid the policy premiums. Pursuant to the programs, if the executive died while employed by the Company, the Company would be reimbursed for the premiums and the death benefit less such reimbursement would be paid to the executive's estate. If the executive left the Company's employ, he would be required to pay back the aggregate premiums the Company paid on the policy back to the Company but would be entitled to ownership of the policy. The premiums paid on these policies aggregated $931,638 at October 31, 2001 and $1,138,207 at October 31, 2002. As of October 31, 2002, the cash surrender value of the policies was less than the aggregate premiums paid. As a result of the uncertainty caused by passage of the Sarbanes-Oxley Act of 2002 (signed into law on July 30, 2002) the Company has suspended payment of the premiums on these policies. Premiums are currently being paid by reducing the policy cash values.

EMPLOYEE STOCK OPTION PLANS

      In July 1989, the Company's Board of Directors adopted the 1989 Employee Stock Option Plan (the "1989 Plan") which was approved by Stockholders in November 1989. The 1989 Plan provided for the grant of options to purchase up to 666,667 shares of Common Stock. Under the terms of the 1989 Plan, options granted thereunder could be designated as options which qualify for incentive stock option treatment ("ISOs") under Section 422 of the Internal Revenue Code, as amended (the "Code") or options which do not so qualify ("NQOs").

      Under the 1989 Plan, the exercise price of an option designated as an ISO could not be less than the fair market value of the Common Stock on the date the option was granted. However, in the event an option designated as an ISO was granted to a 10% shareholder (as defined in the 1989 Plan) such exercise price was required to be at least 110% of such fair market value. Exercise prices of NQOs could be less than such fair market value. The aggregate fair market value of shares subject to options granted to a participant which are designated as ISOs which first become exercisable in any calendar year could not exceed $100,000. All options under the 1989 Plan were required to be granted before the Plan's July 1999 Termination Date so that no further options can be granted under the 1989 Plan.

      At October 31, 2001, there were outstanding ISOs under the 1989 Plan held by 15 employees exercisable to purchase an aggregate 549,672 shares of Bio-Reference Common Stock at exercise prices ranging from $.71875 to $.790625 per share. Included were ISOs held by Dr. Grodman exercisable to purchase 100,000 shares at $.790625 per share and ISOs held by Mr. Dubinett and Mr. Singer exercisable to purchase 213,334 shares and 166,667 shares respectively at an exercise price of $.71875 per share. During fiscal 2002, a total of eight employees exercised their ISOs issued under the 1989 Plan and purchased an aggregate 275,337 shares including Dr. Grodman and Mr. Singer who exercised their ISOs and purchased 100,000 shares and 166,667 shares respectively on May 3, 2002. At October 31, 2002, there were outstanding ISOs issued under the 1989 Plan exercisable to purchase an aggregate 274,335 shares at an exercise price of $.71875 per share held by seven employees.

      On August 25, 2000, the Board of Directors adopted the 2000 Employee Incentive Stock Option Plan (the "2000 Plan") reserving an aggregate 800,000 shares of Bio-Reference Common Stock for issuance upon exercise of ISOs which may be granted under the 2000 Plan. Stockholders ratified the adoption of the 2000 Plan at the December 14, 2000 Annual Meeting of Stockholders. At October 31, 2001, there were outstanding ISOs under the 2000 Plan held by six employees exercisable to purchase an aggregate 265,000 shares of Bio-Reference Common Stock at exercise prices ranging from $1.125 to $1.688 per share. During fiscal 2002, the Company granted additional ISOs under the 2000 Plan to a total of 17 employees exercisable to purchase an aggregate 241,000 shares of Bio-Reference Common Stock at exercise prices ranging from $5.94 to $7.97 per share and one employee exercised his ISOs issued under the 2000 Plan and purchased 10,000 shares. As a result, at October 31, 2002, there were outstanding ISOs issued under the 2000 Plan exercisable to purchase an aggregate 496,000 shares at prices ranging from $1.125 to $7.97 per share held by 22 employees.

DESCRIPTION OF THE 2000 PLAN

      The 2000 Plan authorizes the grant of options which qualify for ISO treatment under Section 422 of the Code to purchase up to a maximum aggregate 800,000 shares of Bio-Reference Common Stock. Options may only be granted under the 2000 Plan to employees of the Company and its subsidiaries (including officers and directors who are also employees).

      The 2000 Plan will be administered by the Board of Directors or by a Stock Option Committee designated by the Board of Directors. The Board or the Stock Option Committee, as the case may be, has the discretion to determine the eligible employees to whom, and the price (not less than the fair market value on the date of grant) at which options will be granted; the periods during which each option is exercisable; and the number of shares subject to each option. The Board or the Stock Option Committee has the authority to interpret the 2000 Plan and to establish and amend rules and regulations relating thereto.

      The 2000 Plan provides that the exercise price of an option granted thereunder shall not be less than the fair market value of the Common Stock on the date the option is granted. However, in the event an option is granted under the 2000 Plan to a holder of 10% or more of the Company's outstanding Common Stock, the exercise price must be at least 110% of such fair market value. Under the 2000 Plan, options must be granted before the August 24, 2010 Termination Date. No option may have a term longer than ten years (limited to five years in the case of an option granted to a 10% or greater stockholder of the Company). The aggregate fair market value of the Company's Common Stock with respect to which options are exercisable for the first time by a grantee under all of the Company's Stock Option Plans during any calendar year cannot exceed $100,000. Options granted under the 2000 Plan are non-transferable and must be exercised by an optionee, if at all, while employed by the Company or a subsidiary or within three months after termination of such optionee's employment due to retirement, or within one year of such termination if due to disability or death. The Board or the Stock Option Committee, as the case may be, may, in its sole discretion, cause the Company to lend money to or guaranty any obligation of an employee for the purpose of enabling such employee to exercise an option granted under the 2000 Plan provided that such loan or obligation cannot exceed fifty percent (50%) of the exercise price of such option.

NON-QUALIFIED OPTIONS (NQOs) AND WARRANTS

      At October 31, 2001, there were outstanding NQOs and Warrants owned by employees, directors, various consultants and a software provider exercisable to purchase an aggregate 890,350 shares of Bio-Reference Common Stock at exercise prices ranging from $.71875 to $3.14 per share. During fiscal 2002, the Company issued an aggregate 292,600 shares upon exercise of NQOs. In addition, NQOs exercisable to purchase an aggregate 105,000 shares expired by their terms. On January 16, 2002, the Company issued NQOs to each of its six directors exercisable to purchase 4,000 shares of Bio-Reference Common Stock at an exercise price of $6.80 per share (equal to the last sale price for the Common Stock on NASDAQ on such date). During fiscal 2002, the Company also issued NQOs to five other employees exercisable to purchase an aggregate 41,000 shares at exercise prices ranging from

$4.20 to $6.80 per share. As a result, at October 31, 2002, there were outstanding NQOs and Warrants exercisable to purchase an aggregate 557,750 shares at exercise prices ranging from $.71875 to $6.80 per share.

                        OPTION GRANTS IN LAST FISCAL YEAR

      The  following   table   provides   information  on  options  to  purchase
Bio-Reference Common Stock granted to the Company's three Named Executive Officers in fiscal 2002.

                                         PERCENT OF                                   POTENTIAL REALIZABLE VALUE
                                            TOTAL                                     AT ASSUMED ANNUAL RATES OF
                                           OPTIONS        EXERCISE                    STOCK PRICE APPRECIATION
                                         GRANTED TO         PRICE                        FOR OPTION TERM (3)
                           OPTIONS      EMPLOYEES IN         PER       EXPIRATION     --------------------------
NAME                     GRANTED (1)     FISCAL YEAR      SHARE (2)       DATE            5%               10%
---------------          -----------    ------------      ---------    ----------     ---------        ---------
Marc D. Grodman              4000            1.3%           $6.80        1/16/07        $7,520          $16,600
Howard Dubinett              4000            1.3%           $6.80        1/16/07        $7,520          $16,600
Sam Singer                   4000            1.3%           $6.80        1/16/07        $7,520          $16,600

----------
(1) All options were granted with an exercise price equal to the closing sale price for Bio-Reference Common Stock on NASDAQ on the date of the option grant.

(2) Potential realizable value is based on the assumption that the stock price for Bio-Reference Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the option term. Potential realizable value is shown net of the exercise price. The numbers are calculated based on regulations promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future growth of its stock price on the NASDAQ market.

                       AGGREGATED OPTION EXERCISES IN LAST
                  FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

      The following table provides information regarding option exercises in fiscal 2002 by the Company's Named Executive Officers and the value of such officer's unexercised options at October 31, 2002

                                                                                    VALUE OF UNEXERCISED
                                                                  NUMBER OF            IN-THE-MONEY
                                                                 UNEXERCISED              OPTIONS
                                                              OPTIONS AT FISCAL          AT FISCAL
                              NUMBER OF                           YEAR-END             YEAR-END (2)
                               SHARES                         -----------------     --------------------
                             ACQUIRED ON          VALUE        EXERCISABLE (E)        EXERCISABLE (E)
NAME                          EXERCISE        REALIZED (1)    UNEXERCISABLE (U)      UNEXERCISABLE (U)
---------------              -----------     -------------    -----------------     --------------------
Marc D. Grodman ...........    100,000        $  720,938            4,000 (E)          $    1,684 (E)
Howard Dubinett ...........          B                 B          213,334 (E)           1,387,151 (E)
                                                                    4,000 (E)               1,684 (E)
Sam Singer ................    166,667        $1,213,544            4,000 (E)               1,684 (E)

----------
(1) The Value Realized was calculated by determining the difference between the market price of Bio-Reference Common Stock on the date of exercise and the option exercise price paid on such date.

(2) Represents the difference between the exercise price of the options and $7.221, the closing sale price for Bio-Reference Common Stock on October 31, 2002.

      See Proposal Three as to the proposed ratification of the adoption of the Company's 2003 Employee Incentive Stock Option and the reservation of an aggregate 800,000 shares of Bio-Reference Common Stock for issuance upon exercise of ISOs which may be granted under the Plan.

DIRECTORS' COMPENSATION

      Each director who is not an employee of the Company is paid a $1,000 per quarter director's fee but receives no additional compensation for serving on the Audit Committee or on the Compensation Committee. During fiscal year 2002, the Company issued 4,000 NQOs to each director.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      On April 20, 1993, in order to facilitate the Company's 1993 proposed public offering, Dr. Grodman canceled his pro rata option contained in his employment agreement and all other outstanding options and warrants to purchase shares of common stock held by Dr. Grodman, his wife and an affiliated entity (the "Grodman Group") exercisable to purchase an aggregate 604,078 shares of Common Stock at prices ranging from $1.4438 to $1.50 or an average price of $1.47 per share, in consideration for the issuance to the Grodman Group of 604,078 shares of a new class of senior preferred stock, $.10 par value per share ("Senior Preferred Stock"). Each share of Senior Preferred Stock had the same voting rights (one vote per share), dividend rights and liquidation rights as each share of Common Stock and for a period of ten years after issuance, was convertible into one share of Common Stock upon payment of a conversion price of $1.50 per share. The 604,078 shares of Senior Preferred Stock were issued to the Grodman Group on August 23, 1993.

      On May 13, 1997 pursuant to a recapitalization, the Senior Preferred Stock was retired in exchange for a new class of Series A Senior Preferred Stock issued to the Grodman Group. The new Series A Preferred Stock is convertible into an aggregate 604,078 shares of Common Stock on or before May 1, 2007 at a conversion price of $.75 per share and has the same voting rights (one vote per share), dividend rights and liquidation rights as each share of Common Stock.

      See "Stock Options" as to the exercise by Marc Grodman and Sam Singer during fiscal 2002 of ISOs to purchase 100,000 shares and 166,667 shares respectively of Bio-Reference Common Stock. These ISOs were granted in 1997 and were exercised in the case of Dr. Grodman at an exercise price of $.790625 per share and in the case of Mr. Singer at an exercise price of $.71875 per share.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The members of the Company's Compensation Committee are Morton L. Topfer (Chairman), Gary Lederman and John Roglieri. None of such individuals has ever been an officer or employee of the Company. Mr. Topfer does serve as Vice Chairman of the Board of Directors but he receives no compensation for acting in such capacity.

                  COMPENSATION COMMITTEE REPORT ON COMPENSATION

      Through fiscal 2001, the Board of Directors, including the Company's three executive officers, were responsible for reviewing the compensation paid to the Company's executive officers, provided that none of the Company's executive officers could vote with respect to his own compensation package. In fiscal 2002, the Company established a Compensation Committee consisting of three non-employee directors, Morton L. Topfer (Chairman), Gary Lederman and John Roglieri.

      In May 1997 the Company executed employment contracts with Dr. Grodman (expiring on October 31, 2004) and with Messrs. Dubinett and Singer (each expiring on October 31, 2002). During fiscal 2002, the Compensation Committee authorized extensions of both Messrs. Dubinett and Singer's contracts for two additional years, with the Company having the option to extend each agreement for two consecutive one-year periods in addition. In consideration for Messrs. Dubinett and Singer executing the extension agreements, the Company agreed that the base compensation during each extension year would not be less than the total cash compensation paid to such individual in fiscal 2002.

REPORT

      In determining the bonuses to be awarded to the Company's three executive officers with respect to fiscal 2002, the Compensation Committee took into account the backgrounds, employment histories, achievements and prior compensation of Dr. Grodman, Mr. Dubinett and Mr. Singer, the benefits to be obtained by the Company from their employment in light of the current state of the medical testing laboratory industry, the Company's current status and its anticipated future development. The Compensation Committee determined that the base salaries and bonuses paid with respect to fiscal 2002, and the terms of the extension agreements with Messrs. Dubinett and Singer, were reasonable in relationship to the services performed, the responsibilities assumed and the results obtained, and were in the best interests of the Company. In connection with Dr. Grodman's compensation, the Compensation Committee considered the Company's substantial increase in net revenues and operating income in the first three quarters of fiscal 2002 compared with the corresponding period in fiscal 2001. Furthermore, the compensation paid to Messrs. Grodman, Dubinett and Singer for fiscal 2002 comports with the Compensation Committee's perception of base compensation levels of principal executives employed by other companies, both public and private.

                                                      COMPENSATION COMMITTEE

                                                      Morton L. Topfer, Chairman
                                                      Gary Lederman, Member
                                                      John Roglieri, Member

                             AUDIT COMMITTEE REPORT

      The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. It is the responsibility of the Company's independent auditors to perform an independent audit of and express an opinion on the Company's financial statements. The Audit Committee's responsibility is one of review and oversight. In fulfilling its oversight responsibilities:

      (1) The Audit Committee of the Board of Directors has reviewed and discussed with the Company's management the audited financial statements.

      (2) The Audit Committee has discussed with Moore Stephens, P.C., the Company's independent auditors, the matters required to be discussed pursuant to the Codification of Statements on Auditing Standards, AU ss. 380, as modified or supplemented.

      (3) The Audit Committee has also received the written disclosures and the letter from Moore Stephens, P.C. required by the Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as modified or supplemented, and has discussed with Moore Stephens, P.C. the independence of that firm as the Company's auditors.

      (4) Based on the Audit Committee's review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended October 31, 2002, for filing with the Securities and Exchange Commission.

      On June 9, 2000, the Board of Directors formally adopted a written charter for the Audit Committee. Each of the Audit Committee members is independent, as defined in Rule 4200(a) of the National Association of Securities Dealers' listing standards.

      The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting, auditing, or auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors.

                                                        AUDIT COMMITTEE

                                                        Gary Lederman, Chairman
                                                        John Roglieri, Member
                                                        Morton L. Topfer, Member

                       PROPOSED AMENDMENT TO ARTICLE 3(A)
                  OF THE COMPANY'S CERTIFICATE OF INCORPORATION
                   TO INCREASE THE NUMBER OF AUTHORIZED SHARES
                         OF COMMON STOCK, $.01 PAR VALUE
                  FROM 18,333,333 SHARES TO 35,000,000 SHARES.
                                 (PROPOSAL TWO)

      The Board of Directors has adopted a resolution proposing an amendment to the Company's Certificate of Incorporation, as amended, to increase the authorized shares of Common Stock, $.01 par value, from 18,333,333 shares to 35,000,000 shares.

      At June 17, 2003, the Company had 11,429,783 shares of Common Stock issued and outstanding. An additional 1,541,085 shares of Common Stock were reserved for issuance under the Company's 2000 Employee Incentive Stock Option Plan as well as upon exercise of outstanding options and warrants and 604,078 shares of Common Stock were reserved for issuance upon conversion of the Company's outstanding Series A Senior Preferred Stock. This left 4,758,387 unreserved authorized shares of Common Stock which are available for future issuances. If the stockholders approve the Ratification of the Adoption of the 2003 Employee Incentive Stock Option Plan (Proposal Three) pursuant to which an additional 800,000 shares of Common Stock would be reserved for issuance upon exercise of ISOs which may be granted under the 2003 Plan, the number of unreserved authorized shares of Common Stock which would be available for future issuance would be further reduced to 3,958,387 shares.

      Adoption of the proposed amendment to the Company's Certificate of Incorporation (Proposal Two) would increase the number of unreserved authorized shares of Common Stock available for future issuances to 21,425,054 shares (20,625,054 shares if Proposal Three is adopted).

      The Board of Directors deems the proposed increase in authorized shares of Common Stock advisable. The additional shares could be used for acquisitions, financings and other purposes without the delay and expense which would be incurred to obtain Stockholder authorization of additional shares at some future date. Any such delay could jeopardize a future acquisition or financing.

      The holders of Common Stock do not have any preemptive rights with respect to the Company's authorized but unissued Common Stock. There are no present agreements or understandings that would involve the issuance of shares of the Company's Common Stock (excluding shares reserved for issuance under the Company's 2000 Employee Incentive Stock Option Plan; shares reserved for issuance upon exercise of outstanding options and warrants; shares reserved for issuance upon conversion of the Company's outstanding Series A Senior Preferred Stock; and if Proposal Three is approved by Stockholders, shares reserved for issuance upon exercise of ISOs which may be granted under the 2003 Employee Incentive Stock Option Plan).

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 18,333,333 SHARES TO 35,000,000 SHARES.

                           RATIFICATION OF ADOPTION OF
                  THE 2003 EMPLOYEE INCENTIVE STOCK OPTION PLAN
                                (PROPOSAL THREE)

      On June 3, 2003, the Board of Directors adopted the 2003 Employee Incentive Stock Option Plan (the "2003 Plan") reserving an aggregate 800,000 shares of Common Stock for issuance upon exercise of incentive stock options ("ISOs") which may be granted under the 2003 Plan. Adoption of the 2003 Plan is subject to Stockholder ratification, which ratification is being sought at this July 31, 2003 Annual Meeting of Stockholders.

DESCRIPTION OF THE 2003 PLAN

      The 2003 Plan authorizes the grant of options which qualify for ISO treatment under Section 422 of the Internal Revenue Code, as amended (the
"Code") to purchase up to a maximum aggregate 800,000 shares of the Company's Common Stock. Options may only be granted under the 2003 Plan to employees of the Company and its subsidiaries (including those officers and directors who are also employees).

      The 2003 Plan will be administered by the Board of Directors or by a Stock Option Committee designated by the Board of Directors. The Board or the Stock Option Committee, as the case may be, has the discretion to determine the eligible employees to whom, and the prices (not less than the fair market value on the date of grant) at which options will be granted; the periods during which each option is exercisable; and the number of shares subject to each option. The Board or the Stock Option Committee has the authority to interpret the 2003 Plan and to establish and amend rules and regulations relating thereto.

      The 2003 Plan provides that the exercise price of an option granted thereunder shall not be less than the fair market value of the Common Stock on the date the option is granted. However, in the event an option is granted under the 2003 Plan to a holder of 10% or more of the Company's outstanding Common Stock, the exercise price must be at least 110% of such fair market value. Under the 2003 Plan, options must be granted before the June 2, 2013 Termination Date. No option may have a term longer than ten years (limited to five years in the case of an option granted to a 10% or greater stockholder of the Company). The aggregate fair market value of the Company's Common Stock with respect to which options are exercisable for the first time by a grantee under all of the Company's Stock Option Plans during any calendar year cannot exceed $100,000. Options granted under the 2003 Plan are non-transferable and must be exercised by an optionee, if at all, while employed by the Company or a subsidiary or within three months after termination of such optionee's employment due to retirement, or within one year of such termination if due to disability or death. The Board or the Stock Option Committee, as the case may be, may, in its sole discretion, cause the Company to lend money to or guaranty any obligation of an employee for the purpose of enabling such employee to exercise an option granted under the 2003 Plan provided that such loan or obligation cannot exceed fifty percent (50%) of the exercise price of such option.

OPTIONS GRANTED UNDER THE PLAN

      No options have been granted under the 2003 Plan. See "Employee Stock Option Plans" for information concerning the Company's prior 1989 Plan and its 2000 Plan. Although no further options can be granted under the 1989 Plan, currently there are outstanding ISOs granted under the 1989 Plan exercisable to purchase an aggregate 269,335 shares of Common Stock. In addition, ISOs granted under the 2000 Plan to purchase an aggregate 678,000 shares of Common Stock are currently outstanding and ISOs to purchase an additional 72,000 shares under the 2000 Plan continue to be available for grant.

TAX INFORMATION

      Assuming stockholder approval of the 2003 Plan and qualification of an option granted pursuant to the Plan as an ISO, the optionee will not recognize any taxable income at the time of grant nor at the time of exercise of the option (unless at the time of exercise, the difference between the market price and the exercise price would subject him to the Alternative Minimum Tax). Upon an optionee's resale of shares purchased upon exercise of an option (assuming he was not subject to Alternative Minimum Tax at exercise), any difference between the sale price and the exercise price not subject to a disqualifying disposition, will be treated as capital gain or loss and will generally qualify for long-term capital gain or loss treatment if the shares have been held for more than one year.

      The Company will generally not be entitled to a tax deduction with respect to an ISO granted under the 2003 Plan.

      The foregoing does not purport to be a complete summary of the federal income tax considerations that may be relevant to holders of options or upon the Company. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside, nor does it reflect the tax consequences upon an optionee's death.

RECOMMENDATION

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE ADOPTION OF THE 2003 EMPLOYEE INCENTIVE STOCK OPTION PLAN.

                             STOCK PRICE PERFORMANCE

      Set forth below is a line graph comparing the yearly cumulative total return on the Company's Common Stock for the five fiscal years ended October 31, 2002 based on the market price of the Common Stock, with the cumulative total return of companies in the S&P 500 Composite and with a peer group of ten publicly owned medical laboratories.

                      COMPARISON OF FIVE YEAR TOTAL RETURN
                      FOR BIO-REFERENCE LABORATORIES, INC.,
                              S&P 500 COMPOSITE AND
                          MEDICAL LABORATORY PEER GROUP

             [COPY BELOW REPRESENTS A LINE GRAPH IN PRINTED PIECE]

                                BIO REFERENCE LABS   S&P 500 INDEX    PEER GROUP

Oct. 97                             $   100            $   100        $   100

Oct. 98                             $ 70.58            $121.99        $ 82.15

Oct. 99                             $ 60.77            $ 153.3        $112.65

Oct. 00                             $125.47            $162.64        $369.34

Oct. 01                             $313.68            $122.14        $399.92

Oct. 02                             $453.01            $103.69        $ 309.5

      The Medical  Laboratory  peer group  consists of the following  companies:
Ameripath, Inc., Enzo Biochem Inc, Impath Inc, LabOne, Inc, Laboratory CP of Amer Holdgs, MDS Inc., Pharmchem, Inc., Quest Diagnostics Inc, Specialty Laboratories Inc, and Unilab Corp.

                                    AUDITORS

      The firm of Moore Stephens, P.C., certified public accountants, has been selected by the Board of Directors to audit the accounts of the Company and its subsidiaries for the fiscal year ending October 31, 2003. Moore Stephens, P.C. and its predecessor firm have served as the Company's auditors since 1988. Representatives of such firm are not expected to be present at the July 31, 2003 Annual Meeting of Stockholders.

AUDIT FEES

      Moore Stephens, P.C. billed the Company $118,560 for professional services rendered in connection with the audit of the Company's annual financial statements for the fiscal year ended October 31, 2002 and the review of the financial statements included in the Company's quarterly reports on Form 10-Q for such fiscal year compared with $93,650 in billings for such services for the fiscal year ended October 31, 2001. In addition, Moore Stephens,

P.C. billed the Company $8,650 in fiscal 2002 for its audit of the Company's 401(k) Plan for calendar year 2001 as compared to $8,080 in such fees in fiscal 2001 with respect to calendar year 2000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

      Moore Stephens, P.C. did not render services to the Company during fiscal year 2002 nor during fiscal year 2001 relating to financial information systems design or implementation.

ALL OTHER FEES

      Moore Stephens, P.C. also billed the Company $22,085 for tax services for fiscal year 2002, compared with $21,860 in billings for such services for the fiscal year ended October 31, 2001.

      The Audit Committee has considered whether the provision of tax return preparation and other professional services to the Company by Moore Stephens, P.C. is compatible with such firm maintaining its independence and has concluded that such firm is independent with respect to the Company in its role as the Company's principal accountant and auditor.

STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

      Under current rules of the Securities and Exchange Commission, stockholders wishing to submit proposals for inclusion in the Proxy Statement of the Board of Directors for the 2003 Annual Meeting of Stockholders (expected to be held during the first half of calendar year 2004), must submit such proposals so as to be received by the Company at 481 Edward H. Ross Drive, Elmwood Park, New Jersey 07407 on or before March 1, 2004.

                                  OTHER MATTERS

      Management does not know of any other matters which are likely to be brought before the Meeting. However, in the event that any other matters properly come before the Meeting, the persons named in the enclosed proxy will vote said proxy in accordance with their judgment in said matters.

      According to SEC rules, the information presented in this Proxy Statement under the captions "Compensation Committee Report on Compensation," "Audit Committee Report" and "Stock Price Performance" will not be deemed to be "soliciting material" or deemed filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, and nothing contained in any previous filings made by the Company under such Acts shall be interpreted as incorporating by reference the information presented under said specified captions.

                                              By Order of the Board of Directors


                                                        Marc D. Grodman
                                                            PRESIDENT

Elmwood Park, New Jersey
June 18, 2003

                                PRELIMINARY COPY
                        BIO-REFERENCE LABORATORIES, INC.
          REVOCABLE PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 Annual Meeting of Stockholders - July 31, 2003

       The undersigned, a Stockholder of BIO-REFERENCE LABORATORIES, INC. (the "Company") hereby appoints Marc D. Grodman and Howard Dubinett or either of them, as proxy or proxies of the undersigned, with full power of substitution, to vote, in the name, place and stead of the undersigned, with all of the powers which the undersigned would possess if personally present, on behalf of the undersigned, all the shares which the undersigned is entitled to vote at the Annual Meeting of the Stockholders of BIO-REFERENCE LABORATORIES, INC. to be held at 9:00 A.M. (local time) on Thursday, July 31, 2003 at the Sheraton Crossroads Hotel, Crossroads Corporate Center, Route 17 North, Mahwah, New Jersey 07495-0001 and at any and all adjournments thereof. The undersigned directs that this proxy be voted as follows:

     1) To elect two Class III directors, each to serve for a term of three years and until his successor is elected and qualified (Proposal One).

               FOR [_] all nominees listed below       WITHHOLD AUTHORITY [_]
               (except as marked to the                to vote for all nominees
               contrary below)                         listed below

               TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME IN THE SPACE PROVIDED BELOW:




          NOMINEES:   GARY LEDERMAN, JOHN ROGLIERI

     2) To amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 18,333,333 shares to 35,000,000 shares (Proposal Two)

                 FOR [_]             AGAINST [_]             ABSTAIN [_]

     3) To ratify adoption of the 2003 Employee Incentive Stock Option Plan (Proposal Three)

                 FOR [_]             AGAINST [_]             ABSTAIN [_]

     4) In their discretion, on all other matters as shall properly come before the meeting

                 AUTHORITY GRANTED [_]            AUTHORITY WITHHELD [_]

                                (Continued and To be Signed on the Reverse Side)

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE FOREGOING. UNLESS OTHERWISE SPECIFIED AS ABOVE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF
DIRECTORS (PROPOSAL ONE), "FOR" THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION (PROPOSAL TWO), AND "FOR" RATIFICATION OF THE ADOPTION OF THE 2003 EMPLOYEE INCENTIVE STOCK OPTION PLAN (PROPOSAL THREE) AS SET FORTH IN THE PROXY STATEMENT. IN ADDITION, DISCRETIONARY AUTHORITY IS CONFERRED AS TO ALL OTHER MATTERS THAT MAY COME BEFORE THE MEETING UNLESS SUCH AUTHORITY IS SPECIFICALLY WITHHELD. STOCKHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXY AND VOTE IN PERSON IF THEY SO DESIRE.

     PLEASE MARK, SIGN, AND RETURN YOUR PROXY PROMPTLY. No postage is required if returned in the enclosed envelope and mailed in the United States. Receipt of the Notice of Annual Meeting of Stockholders, the accompanying Proxy Statement of the Board of Directors, the Company's Annual Report for the year ended October 31, 2002 and the Company's Quarterly Report on Form 10-Q for the quarter ended April 30, 2003, is acknowledged.

                                        Dated: -------------------------- , 2003

                                        ----------------------------------------


                                        ----------------------------------------
                                               (Signature of Stockholder)


                                        Please  date  and sign  exactly  as name
                                        appears  on this  Proxy.  If shares  are
                                        registered  in more than one  name,  the
                                        signatures   of  all  such  persons  are
                                        required.  A corporation  should sign in
                                        its  full   corporate  name  by  a  duly
                                        authorized  officer,  stating his title.
                                        Trustees,   guardians,   executors   and
                                        administrators   should  sign  in  their
                                        official capacity, giving their full title as such. If a partnership, please sign in partnership name by authorized person.



                   PLEASE SIGN AND RETURN THIS PROXY PROMPTLY

                             No Postage is Required
      if returned in the Enclosed Envelope and Mailed in the United States